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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 1, 2000
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                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


 Georgia                           01-14213                           58-2237359
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
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   (Address of Principal Executive Offices)                           (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                        -------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On May 1, 2000, The InterCept Group, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the announcement of the acquisition by The InterCept Group, Inc. of the debit card program of The Bankers Bank.

     On August 30, 2000, The InterCept Group, Inc. issued the press release attached hereto as Exhibit 99.2, which is incorporated herein by reference. The press release relates to the announcement of the acquisition by The InterCept Group, Inc. of Advanced Computer Enterprises, Incorporated.

Item 7.   Financial Statements, ProForma Financial Information and Exhibits

          (c)  Exhibits

Item No.            Exhibit List

99.1                Press release dated May 1, 2000 issued by The InterCept
                    Group, Inc.

99.2                Press release dated August 30, 2000 issued by The InterCept
                    Group, Inc.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERCEPT GROUP, INC.



                                        By: /s/ Scott R. Meyerhoff
                                            ------------------------------------
                                            Scott R. Meyerhoff
                                            Chief Financial Officer

Dated:  September 15, 2000

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                                 EXHIBIT LIST

Exhibit No.    Description
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99.1           Press release dated May 1, 2000 issued by the Registrant.

99.2           Press release dated August 30, 2000 issued by the Registrant.

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